[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Exhibit 10.47

May 16, 2005

Richard B. Hollis

Hollis-Eden Pharmaceuticals, Inc.

4345 Eastgate Mall, Suite 400

San Diego, CA 92121

Dear Mr. Hollis:

The purpose of this letter agreement (Amendment 6) is to amend further the contract dated June 18, 2003. By signing below, the undersigned parties hereby agree to amend [ * ] of Exhibit B and replace them with [ * ] as reflected below:

[ * ]

Total	$1,700,000

[ * ]

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CYSTIC FIBROSIS FOUNDATION THERAPEUTICS, INC.

By:	/s/ R. Beall	/s/ P. Campbell
	Robert J. Beall, Ph.D. President and CEO	Preston W. Campbell, III, M.D. Executive Vice President of Medical Affairs

HOLLIS-EDEN PHARMACEUTICALS, INC.

By:	/s/ Richard B. Hollis
Richard B. Hollis President